               V I N E Y A R D    N A T I O N A L    B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be Held November 18, 1999

        The Annual Meeting of the shareholders of Vineyard National Bancorp ("Bancorp") will be held on Thursday, November 18, 1999 at 4:00 P.M. at Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730, to consider and act upon the following matters:

        1. To elect nine persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of shareholders and until their successors are elected and have qualified;

        2. To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as auditors and as independent accountants for the year ending December 31, 1999;

        3. To transact any other business as may properly come before the meeting and any adjournments of it.

        Shares represented by properly executed proxies solicited by the Board of Directors of the Bancorp will be voted in accordance with the instructions specified in the following statement. It is the intention of the Board of Directors that shares represented by proxies which are not limited to the contrary will be voted in favor of electing the named persons as directors and on other matters as recommended by the Board.

        The Board of Directors has fixed the close of business on September 22, 1999 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournment of it.

                                            By Order of the Board of Directors



                                            /s/ SOULE SENSENBACH
                                            ----------------------------------
                                            Soule Sensenbach, Secretary

               V I N E Y A R D    N A T I O N A L    B A N C O R P

                             9590 Foothill Boulevard
                           Rancho Cucamonga, CA 91730

                                 Proxy Statement

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vineyard National Bancorp ("Bancorp"), a California corporation, to be used in voting at the Annual Meeting of shareholders to be held at 4:00 P.M., Thursday, November 18, 1999 at the Red Hill Country Club, 8358 Red Hill Country Club Drive, Rancho Cucamonga, California 91730 or at any adjournment of such meeting.

Mailing

        It is anticipated that this Proxy Statement and Proxy will be mailed on or about October 2, 1999.

Shareholder Proposals

        Shareholder proposals for inclusion in this proxy statement for the Annual Meeting of shareholders in 1999 must have been received by the Bancorp no later than 5:00 P.M. on May 31, 1999.

        Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of shareholders in 2000 must be received by the Bancorp no later than 5:00 P.M. on May 31, 2000.

Revocability of Proxy

        A proxy for use at the meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and chooses to vote in person.

        Unless revoked, all shares represented by a properly executed proxy which is received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for directors set forth herein and if any other business is properly presented at the meeting, the proxy will be voted in accordance with the recommendations of management.

Persons Making the Solicitation

        THIS STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE BANCORP.

        The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp and Bank may solicit proxies personally.

Voting Securities and Principal Holders

        Only shareholders of record at the close of business on September 22, 1999 are entitled to receive notice of and to vote at the Annual Meeting of shareholders. There were 1,862,776 shares of the

Bancorp's no par value common stock issued and outstanding on September 22, 1999 which was set as the record date for the purpose of determining the shareholders entitled to receive notice and to vote at the meeting.

        Each holder of common stock will be entitled to one (1) vote in person or by proxy for each share of common stock standing in his or her name on the books of the Bancorp as of September 22, 1999, on any matter submitted to the vote of the shareholders.

        In electing directors, the shares are entitled to be voted cumulatively if a candidate's name has been properly placed in nomination prior to the voting and any shareholder present at the meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. The nine (9) candidates receiving the highest number of votes will be elected.

        The Board knows of no person who beneficially owns more than five percent (5%) of the outstanding common stock of the Bancorp except as set forth in the following table which reflects information as of the end of the Bancorp's last fiscal year:

        (a) Security Ownership of Certain Beneficial Owners who are known to the Bancorp (12/31/98)

===============================================================================================
                   Name of Beneficial        Amount and Nature of
Title of Class     Owner                     Beneficial Ownership      Percent of Class
===============================================================================================
Common Stock       Frank S. Alvarez               109,065(1)                5.85%
                   1080 West 22nd St.
                   Upland, CA 91786

Common Stock       Charles L. Keagle              105,120(2)                5.64%
                   2533 Vista Drive
                   Upland, CA 91886

-------------------------

(1) 109,065 includes 107,625 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of Manuel Alvarez and Lorenza E. Alvarez trust and 1440 shares held as joint tenants by Frank S. and Encarnacion Alvarez.

(2) 105,120 includes 104,048 shares held by Charles L. Keagle and Linda J. Keagle as their community property; and 1,072 shares held for their children with Charles L. Keagle as custodian, under the California Uniform Gifts to Minors Act.

        (b) Security Ownership of Management (12/31/98).

===============================================================================================
                   Name of Beneficial        Amount and Nature of
Title of Class     Owner                     Beneficial Ownership      Percent of Class
===============================================================================================
Common Stock       Frank Alvarez (D)                109,065                   5.85%
Common Stock       Arthur Braeger (D)                33,616                   1.80%
Common Stock       Charles L. Keagle (D)            105,120                   5.64%
Common Stock       Roland Noriega (D)                28,636(3)                1.54%
Common Stock       Lester Stroh (D)                  60,750(4)                3.26%
Common Stock       Joel Ravitz (D)                   42,482(5)                2.28%
Common Stock       Steven Sensenbach (D,O)           19,453(6)                1.04%
Common Stock       Jodie D. Smith (D)                16,000(7)                 .85%
Common Stock       Renny Thomas (D)                   8,060(8)                 .43%
Common Stock       Sara Ahern (O)                         1                  negligible
Common Stock       Soule Sensenbach (O)                 134                    .01%
Common Stock       Robert L. Cole (O)                   -0-

Directors &                                         421,720                  22.64%
Officers of the
Bank as a Group(9)


-------------------------

(3) Roland Noriega owns 8,640 shares directly and 19,996 as Trustee of the R. &
    F. Noriega Trust.

(4) Lester Stroh is the beneficial owner of 60,750 shares held in his account at a stock brokerage firm.

(5) Of this total, 19,668 are held by Quincy Cass Associates over which Mr. Ravitz exercises control.

(6) Steven R. Sensenbach owns 19,453 shares of which 575 are held in street name.

(7) Jodie Smith owns 16,000 which are held in his account at a stock brokerage firm.

(8) Renny Thomas owns 8,060 of which 6,380 are held in his account at a stock brokerage firm, 1,080 in his name and 600 shares for his son.

(9) Officers and Directors including the four named officers, as of December 31, 1998, hold options to purchase 167,265 shares in addition to the above, which will equal 588,985 shares or 31.62% if exercised.

(D) Director

(O) Officer

Election of Directors

        The Board of Directors has set the number of directors of the Bancorp at nine (9) which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified.

        Each of the nominees named herein has consented to be named in this proxy statement and has consented to serve as a director if elected. The following table sets forth certain information with respect to those persons who are nominees for election as directors.

-----------------------------------------------------------------------------------------------------------------
                                                                                     Bancorp          Current No.
                           Principal Occupation or Position                          Director          of Shares
        Name               and Other Directorships                                   Since            (12/31/98)
-----------------------------------------------------------------------------------------------------------------
Frank Alvarez,           Certified Public Accountant. Retired from Bowen               1988             109,065
age 64                   McBeth, Inc. CPAs. He is also on the Board of
                         Directors of Casa Colina Rehabilitation Hospital in
                         Pomona, California. He has been a Bank Director
                         since 1981.

A. Arthur Braeger,       Mr. Braeger is the founding owner and                         1998              33,616
age 59                   President/CEO of Braeger Construction located in
                         Upland, California. In addition to general
                         construction work, the firm specializes in site
                         development for schools, colleges and the
                         commercial sector. Mr. Braeger has been a
                         member of the Bank's Advisory Board since
                         August 1992 and now serves on various
                         committees of the Bank. He has been a Bank
                         Director since 1998. Mr. Braeger was appointed
                         Bancorp Director in 1998.

Charles L. Keagle,       Founding owner, Chairman, CEO of The C & C                    1998             105,120
age 59                   Organization. C & C operates restaurants in
                         southern California known as The Cask 'n
                         Cleaver, El Gato Gordo and Charley's Grill. Mr.
                         Keagle was an original founding organizer and
                         Director of Vineyard National Bank. In addition to
                         his community service involvement, he is a
                         member of the Board of Directors of The
                         California Restaurant Association, The California
                         Avocado Commission and The Advisory Board for
                         the Cal Poly Pomona School of Hotel and
                         Restaurant Management. He returned as a Bank
                         Director in 1998.

-----------------------------------------------------------------------------------------------------------------
                                                                                     Bancorp          Current No.
                           Principal Occupation or Position                          Director          of Shares
        Name               and Other Directorships                                   Since            (12/31/98)
-----------------------------------------------------------------------------------------------------------------
Roland Noriega,          Sole owner of Merchant's Electric, an electrical              1993              28,636
age 58                   contracting firm in the City of Commerce. He is
                         also a member of the Board of Directors of PMI,
                         an investment company. He has been a Bank
                         Director since 1993.

Joel Ravitz,             Chairman of the Board and CEO of Quincy Cass                  1988              42,482
age 54                   Associates, Inc., a Los Angeles based securities
                         broker dealer and a member of National
                         Association of Securities Dealers. He is a Past
                         President and Director of Therapeutic Living
                         Centers for the Blind, a non-profit corporation,
                         and a member of Town Hall of California and the
                         Bond Club of Los Angeles. He has been a Bank
                         Director since 1983.

Steven R.                President and Chief Executive Officer of Vineyard             1988              19,453
Sensenbach,              National Bancorp and President and Chief
age 56                   Executive Officer of Vineyard National Bank. Mr.
                         Sensenbach is a past director of the Federal
                         Reserve Bank of San Francisco, Los Angeles
                         Branch. He is a member of the Advisory Council
                         for the A. Gary Anderson Graduate School of
                         Management at the University of California,
                         Riverside, was appointed a Fellow of the A. Gary
                         Anderson GSM for 1992-93, and most recently
                         received the Graduate School's first "Outstanding
                         Executive Achievement" award. Mr. Sensenbach
                         was the 1998 Chairman of the Inland Empire
                         American Heart Walk for the American Heart
                         Association. He has been a Bank Director since
                         1981. Mr. Sensenbach is married to Soule
                         Sensenbach.

Jodie D. Smith,          Co-owner of J & J Enterprises of Ontario                      1994              16,000
age 57                   specializing in the manufacturing and sale of
                         stainless steel pickup truck after market
                         accessories. He has been a Bank Director since
                         1994.

Lester Stroh,            Chairman of the Board of Vineyard National                    1988              60,750
age 81                   Bancorp. He is a licensed physician and retired
                         Chairman of the Department of Allergy at
                         Southern California Permanente Medical Group,
                         Kaiser Foundation Hospital, Fontana, California.
                         He has been a Bank Director since 1981.

-----------------------------------------------------------------------------------------------------------------
                                                                                     Bancorp          Current No.
                           Principal Occupation or Position                          Director          of Shares
        Name               and Other Directorships                                   Since            (12/31/98)
-----------------------------------------------------------------------------------------------------------------

Renny Thomas,            Executive Vice President and managing                         1993               8,060
age 61                   underwriter of CAL/GROUP Dentafits, a dental,
                         vision and prescription insurance and stop/loss
                         reinsurance facility.  He is a Past President and
                         Director of Mass Marketing Insurance Institute.
                         He is also a Director of the Eye Care
                         Network/Medical Eye Services.  He has been a
                         Bank Director since 1993.

Identification and Business Experience of Executive Officers of Vineyard National Bank

                1. Steven R. Sensenbach, age 56, is President and Chief Executive Officer of Vineyard National Bancorp and President and Chief Executive Officer of Vineyard National Bank. Mr. Sensenbach is a past director of the Federal Reserve Bank of San Francisco, Los Angeles Branch. He is a member of the Advisory Council for the A. Gary Anderson Graduate School of Management at the University of California, Riverside, was appointed a Fellow of the A. Gary Anderson GSM for 1992-93, and most recently received the Graduate School's first "Outstanding Executive Achievement" award. Mr. Sensenbach is married to Soule Sensenbach.

                2. Robert L. Cole, age 52, is the Executive Vice President/Senior Credit Administrator of the Bank and has served in this capacity since November, 1998. Mr. Cole joined Vineyard National Bank in December, 1997 as Senior Vice President/Loan Center Manager and then became Senior Vice President/Senior Credit Administrator before taking his current position. Before joining Vineyard National Bank, Mr. Cole worked in executive positions with other independent banks.

                3. Soule Sensenbach, age 45, is presently the Corporate Secretary of Vineyard National Bancorp, holding this position since October, 1992. Mrs. Sensenbach joined Vineyard National Bank in 1988 as Administrative Assistant to the President/CEO and is currently Executive Vice President/Chief Financial Officer of Vineyard National Bank. Mrs. Sensenbach is married to Steven R. Sensenbach.

                4. Sara F. Ahern, age 44, is the Executive Vice President and Cashier of Vineyard National Bank and has held this position since June, 1995. Mrs. Ahern joined Vineyard National Bank in June, 1993, as Vice
President/Director of Operations and currently is its Senior Vice
President/Cashier and Director of Operations.

        All of the above officers hold office at the pleasure of the Board of Directors.

Certain Transactions

        Some of the directors and executive officers of the Bancorp and its subsidiary, the Bank, and the companies with which the directors and executive officers are associated were customers of, and had banking transactions with, the Bank during 1998. Such transactions were in the ordinary course of business and the Bank expects to have similar banking transactions in the future. All the loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinon of the Board of Directors of the Bancorp and the Bank, did not involve more than a normal risk of collectibility or involve other unfavorable features.

Committees of the Board of Directors

        The Bank, which is a subsidiary of the Bancorp, has a standing Audit Committee which met five times during the previous fiscal year. The members of the Audit Committee are Frank Alvarez, Roland Noriega and Lester Stroh. The function of this Committee is to monitor the Bank's financial operations, receive reports from the Bank's independent certified public accountants, and to select outside auditors and accountants when necessary. Neither the Bancorp nor the Bank has a nominating committee or a compensation committee of the Board of Directors.

Meetings of the Board of Directors.

        The total number of meetings of the Board of Directors of the Bancorp, including regularly scheduled and special meetings during the last full fiscal year, was 11. In addition, the Board of Directors of the Bank had 12 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than eighty-seven percent (87%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the board on which that director served.

                          EXECUTIVE COMPENSATION TABLE

        The following table sets forth compensation information for the executive officers of the Bank, which is the sole subsidiary of the Bancorp, for the last three (3) year period ending December 31, 1998, for those executive officers with compensation in excess of sixty thousand dollars ($60,000) a year.

                                                                     Long Term
                                 Annual Compensation                 Compensation
Name and
Principal Position               Year    Salary        Bonus         Stock Options (#)
------------------               ----    ------        -----         -----------------
Steven R. Sensenbach             1998    $200,000      $74,815          69,553(10)
President/Chief Executive        1997    $200,000      $76,407          64,553
Officer/Director                 1996    $200,000      $   -0-          54,533

M. Soule Sensenbach              1998    $ 72,000      $   737           6,869(11)
Executive Vice President         1997    $ 66,000      $ 2,647           1,869

Sara Ahern                       1998    $ 70,000      $   717           5,000(11)
Executive Vice President         1997    $ 66,000      $ 2,647             -0-

Robert L. Cole                   1998    $ 80,000      $   828           5,000(11)
Executive Vice President

-------------------------

(10) The number of options increased because Mr. Sensenbach receives 5,000 options per year per his employment contract.

(11) The number of options increased because of grants of 5,000 stock options in 1998 to these officers.

Termination of Employment and Change of Control Arrangement

        At any time during the term of Mr. Sensenbach's employment agreement, the Board of Directors may terminate his employment with or without cause. However, if the termination is without cause, then Mr. Sensenbach is entitled to severance pay equal to one year's salary or if the remaining term is less than one year, the amount will be prorated.

Stock Option Plan

        As of December 31, 1998, the Company has in effect the 1997 Incentive Stock Option Plan.

        Previously in 1981, an incentive stock option plan for certain officers and key employees was approved by shareholders at prices not less than 100% of the fair market value of such stock at the date of grant. The 1981 Plan expired in 1987 and no more options may be granted under that plan.

        A subsequent incentive stock option plan was approved by shareholders in 1987 in which the remaining ungranted shares from the 1981 Plan were added to the shares of the 1987 Plan. The 1987 Plan provided that options of the Company's unissued common stock were to be granted to officers and key employees at prices not less than 100% of the fair market value of such shares at dates of grant.

        In 1996, the shareholders voted to extend the 1987 Plan another ten years. Then in 1997, the shareholders decided to terminate the 1987 Plan. As a result, no further grants can be made under this plan. Although no more options can be granted under this plan, the options granted under it will remain outstanding until they are exercised or canceled pursuant to their terms.

        In 1997, the shareholders approved the 1997 Incentive Stock Option Plan which is currently in effect. The 1997 Plan made Directors eligible to participate in the Plan as well as officers and certain key employees. In addition, the 1997 Plan authorized the issuance of 200,000 shares to be combined with 53,316 shares which remained from the 1987 Plan for a total of 253,316 shares.

        Option prices are to be determined at the fair market value of such shares on the date of grant, and options are exercisable in such installments as determined by the Board of Directors. Each option shall expire no later than ten years from the grant date or as the Stock Option Committee or Board of Directors may determine.

                     AGGREGATED OPTION EXERCISES DURING 1998
                     AND OPTION VALUES AT DECEMBER 31, 1998

===============================================================================================================
                                                                 NUMBER OF             VALUE OF UNEXERCISED
                                                                 UNEXERCISED OPTIONS   IN-THE-MONEY
                                                                 AT 12/31/98 (#)       OPTIONS AT 12/31/98
                       SHARES ACQUIRED ON                        EXERCISABLE/          EXERCISABLE/
         NAME             EXERCISE (#)       VALUE REALIZED($)   UNEXERCISABLE         UNEXERCISABLE
===============================================================================================================
Steven R. Sensenbach         0                    None           69,553 (48,544 at     Option price is not less
                                                                 $2.92)(12)            than fair market value
                                                                 (6,009 at $2.60)      on the date of granting
                                                                 (10,000 at $3.50)     of the option.(13)
                                                                 (5,000 at $7.00)
---------------------------------------------------------------------------------------------------------------
Robert L. Cole               0                    None           5,000 at $7.00        Option price is not less
                                                                                       than fair market value
                                                                                       on the date of granting
                                                                                       of the option.(13)
---------------------------------------------------------------------------------------------------------------
Sara Ahern                   0                    None           5,000 at $7.00
---------------------------------------------------------------------------------------------------------------
Soule Sensenbach             0                    None           6,869 (1,869 at       Option price is not less
                                                                 $2.92)                than fair market value
                                                                 (5,000 at $7.00)      on the date of granting
                                                                                       of the option.(13)
===============================================================================================================

Deferred Compensation

        During 1987, the Bank established a non-qualified, unfunded deferred compensation plan for certain key management personnel and non employee directors whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The plan provides for payments for fifteen years commencing upon retirement, death or disability. The plan provides for reduced benefits upon early retirement, disability or termination of employment.

        Effective September 1, 1990 the Bank adopted a new deferred compensation plan with similar provisions to the 1987 plan except that the Bank may make matching contributions of 25%(14) of titled officers' deferrals up to a maximum of 10% and 50%(15) of senior vice president and above officers' deferrals to a maximum of 10% of participants' annual salary. The Bank's contribution, in the aggregate, for all Participants shall not exceed 4% of compensation of all Bank employees. Each Participant contributes a minimum of $1,000 annually to the plan. The deferred compensation expense was $70,239 (57,770 net of income taxes), $85,911 ($51,546 net of income tax), and $84,535 ($66,815 net of income tax), for the years ended December 31, 1998, 1997 and 1996, respectively. This information is not included in the prior table on page 7.

-------------------------

(12) On January 20, 1994, the Board of Directors elected to cancel existing stock options, at the holders' request, and reissue new stock options at a price of $3.50 per share, ($2.92 after giving retroactive effect for the six for five stock split).

(13) The price of Bancorp's common stock as of the fourth quarter of 1998 ranged from a low of $4.00 to a high of $6.00 (See Annual Report).

(14) Reduced from 50% to 25% on June 30, 1995.

(15) Reduced from 100% to 50% on June 30, 1995.

Defined Contribution Plan

        Effective August 1, 1990, the Bank established a qualified defined contribution plan (401(k) Retirement Savings Plan) for all eligible employees. Employees contribute from 1% to 15%(16) of their compensation with a maximum of $10,000(17) annually. The Bank's contributions to the plan are based upon an amount equal to 25%18 of each participant's eligible contribution for the plan year not to exceed 1% of the employee's compensation. The Bank's matching contribution will become vested at 20% per year with full vesting after five years. The expense was $15,321 ($12,563 net of income taxes), $6,732 ($4,040 net of income taxes), and $14,862 ($11,747 net of income taxes), for the years ended December 31, 1998, 1997, and 1996, respectively. This information is not included in the prior table on page 7.

Compensation of Directors

        Members of the Board of Directors were paid compensation worth $1,000.00 for monthly meetings of the Bank. No additional payments have been made to the Directors for attending meetings of the Bancorp. Directors who were members of special committees were paid $300.00 per meeting for attending those committee meetings.

Independent Accountants

        Vavrinek, Trine, Day and Co., LLP has served as the Bancorp's independent accountants since their appointment from the inception of the Bancorp. The Board of Directors has selected Vavrinek, Trine, Day and Co., LLP ("VTD") as the Bancorp's independent accountants for the year ending December 31, 1999. Ron White, who will be representing VTD, will be present at the meeting to respond to questions and will have an opportunity to make a statement if he desires to do so.

        Audit services of VTD for 1998 included the examination of the consolidated financial statements, services related to filings with the Securities and Exchange Commission, and the performance of limited reviews of the Bancorp's quarterly unaudited financial information.

        The Bancorp's Board of Directors recommends a vote FOR the proposal to ratify the selection of Vavrinek, Trine, Day and Co., LLP as the Bancorp's independent accountants for the year ending December 31, 1999.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers and persons owning more than 10 percent of a registered class of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").

        Based on a review of copies of forms furnished to the Company or a representation that no reports were required, the Company believes that there was compliance with this requirement.

Attorneys

        Buxbaum & Chakmak, a Law Corporation, of Claremont and Newport Beach, California has been appointed as the general counsel for the Bank and Bancorp.

-------------------------

(16) Increased from 12% to 15% on June 30, 1995.

(17) Increased from $9,500 to $10,000 based on IRS ruling.

(18) Reduced from 50% to 25% on June 30, 1995.

Financial Information and Incorporation by Reference

        The 1998 Annual Report to shareholders of Vineyard National Bancorp for Vineyard National Bank, the wholly owned subsidiary of the Bancorp, for the year ended December 31, 1998, including the financial statements and related statements of income attached as part of those financial statements which were prepared in conformity with generally accepted accounting principles has previously been furnished to shareholders. The information from the Annual Report is incorporated herein by reference.

        WITHOUT CHARGE TO ANY SHAREHOLDER, THE BANCORP WILL PROVIDE A COPY OF ITS 1998 ANNUAL REPORT UPON THE WRITTEN REQUEST OF THE SHAREHOLDER. IN ADDITION, A SHAREHOLDER MAY REQUEST FROM THE BANCORP WITHOUT CHARGE A COPY OF THE FORM 10-K STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ATTACHED EXHIBITS ARE LENGTHY SO COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON PAYMENT OF COPYING COSTS. THE REQUEST SHOULD BE DIRECTED TO SOULE SENSENBACH, SECRETARY OF VINEYARD NATIONAL BANCORP, POST OFFICE BOX 727, RANCHO CUCAMONGA, CALIFORNIA 91729.

Other Matters

        The Board of Directors knows of no other matters to be presented to the meeting other than those set forth above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated: 9/22/99                              Vineyard National Bancorp



                                            /s/ SOULE SENSENBACH
                                            ------------------------------------
                                            Soule Sensenbach, Secretary


                                   IMPORTANT

        EVEN THOUGH YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS URGENTLY REQUESTED THAT WHETHER YOUR SHAREHOLDINGS ARE LARGE OR SMALL, YOU PROMPTLY FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THIS WILL SAVE THE COMPANY THE EXPENSE OF FOLLOW-UP NOTICES.

                        VINEYARD NATIONAL BANCORP PROXY
                9590 Foothill Blvd., Rancho Cucamonga, CA 91730
     THIS PROXY IS SOLICITED ON BEHALF OF THE BANCORP'S BOARD OF DIRECTORS.



      The undersigned appoints Lester Stroh and Frank S. Alvarez, or either of them, as proxies with full power of substitution, to vote and act with respect to all shares of Vineyard National Bancorp held of record September 22, 1999, at the Annual Meeting of the shareholders on November 18, 1999 or any adjournment, including all powers the undersigned would possess if personally present, as follows:



     [ ]  Authorize to vote for          [ ]  Withhold authority to
          the nominees as a group             vote for the nominees
                                              as a group

1 To elect as a group the nine (9) persons nominated to the Board of Directors to serve until the next annual meeting of shareholders as proposed by management in the Proxy Statement OR if you choose to withhold or not grant authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or wihhold authority to vote for the individual nominee.



      [ ] FOR                            [ ]  AGAINST

2 To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as auditors and as independent accountants for the year ending December 31, 1999.


      Authorize to vote    Withhold authority to
      for this nominee     vote for this nominee
            [ ]                    [ ]                Frank S. Alvarez
            [ ]                    [ ]                A. Arthur Braeger
            [ ]                    [ ]                Charles L. Keagle
            [ ]                    [ ]                Roland Noriega
            [ ]                    [ ]                Joel H. Ravitz
            [ ]                    [ ]                Steven R. Sensenbach
            [ ]                    [ ]                Jodie D. Smith
            [ ]                    [ ]                Lester Stroh M.D.
            [ ]                    [ ]                Renny V. Thomas


    PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PREPAID
                               ENVELOPE PROVIDED.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for the nine (9) nominees for the Board of Directors and for the ratification of the appointment of the accounting firm.

     If any other business is presented at the meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

     When signing as an attorney in fact, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When shares are held by joint tenants, both should sign.

Dated:________________________, 1999       ___________________________________
                                           (Signature of Shareholder)

Number of Shares:_____________             ___________________________________
                                           (Please print name)

                                           ___________________________________
                                           (Signature of Shareholder)

                                           ___________________________________
                                           (Please print name)


I(We) ___________ plan to attend the Annual Meeting of the Shareholders.
       (number)

                            IMPORTANT - PLEASE SIGN